Acquisitions	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Acquisitions
Acquisitions
Securities Evaluations and Credit Market Analysis Acquisitions
On October 3, 2016, we acquired from S&P Global 100% of Standard & Poor’s Securities Evaluations, Inc., or SPSE, and 100% of Credit Market Analysis for $431 million in cash. The cash consideration was funded from borrowings under our commercial paper program. SPSE, which has been renamed Securities Evaluations, is a provider of fixed income evaluated pricing and Credit Market Analysis is a provider of independent data for the OTC markets, including credit derivatives and bonds. Securities Evaluations and Credit Market Analysis are part of the suite of pricing and analytics products and services that comprise ICE Data Services. In order to comply with an Order of the Securities and Exchange Commission, services offered by Securities Evaluations will be managed and operated separately from the existing fixed income evaluated pricing services offered by ICE Data Services, including Interactive Data, until further notice. The acquisitions will enable us to offer customers new data and valuation services.
The total purchase price was allocated to Securities Evaluations and Credit Market Analysis’ preliminary tangible and identifiable intangible assets and liabilities based on the estimated fair values of those assets as of October 3, 2016, as set forth below. The excess of the purchase price over the preliminary net tangible and identifiable intangible assets was recorded as goodwill and was recorded in our data and listing reporting unit. Goodwill represents potential revenue synergies related to new product development, expense synergies related to technology and opportunities to enter new markets. The preliminary purchase price allocation is as follows (in millions):

Goodwill	$307
Identifiable intangible assets	180
Other assets and liabilities, net	12
Deferred tax liabilities on identifiable intangible assets	(68)
Total purchase price	$431

In performing the preliminary purchase price allocation, we considered, among other factors, the intended future use of acquired assets, analysis of historical financial performance and estimates of future performance of the Securities Evaluations and Credit Market Analysis businesses. We have not yet obtained all of the information related to the fair value of the acquired assets and liabilities related to the acquisition to finalize the purchase price allocation. The primary areas of the preliminary purchase price allocation that are not yet finalized relate to the valuation of the identifiable intangible assets, income taxes (including uncertain tax positions) and certain other tangible assets and liabilities. The allocation of the purchase price will be finalized upon the completion of the analysis of the acquired assets and liabilities during the year ended December 31, 2017.

The following table sets forth the components of the preliminary intangible assets associated with the acquisitions as of December 31, 2016 (in millions, except years):

Preliminary Intangible Assets	Acquisition-Date Preliminary Fair Value	Accumulated Amortization	Net Book Value	Useful Life (Years)
Customer relationships	$129	$(2)	$127	15 to 20
Data/databases	36	(1)	35	5 to 10
Developed technology	13	(1)	12	6 to 7
Non-compete agreements	2	—	2	3
Total	$180	$(4)	$176

An average 19-year useful life for customer relationships has been estimated based on the projected economic benefits associated with these assets. The average 19-year estimated useful life represents the approximate point in the projection period in which a majority of the asset’s cash flows are expected to be realized based on assumed attrition rates. Data/databases represents the underlying current and historical market data relating to daily pricing, intraday pricing and the evaluations and reference data. Developed technology represents completed software related to internal and external software platforms. The customer relationship intangible asset was valued using the multi period excess earnings method, the data/databases intangible assets were valued using the replacement cost approach, the developed technology intangible asset was valued using the relief from royalty income approach, and the non-compete agreements were valued using the with and without method within the income approach. The intangible assets will be amortized using the straight-line method over their estimated useful lives.
Interactive Data Acquisition
On December 14, 2015, we acquired 100% of Interactive Data in a stock and cash transaction. The total purchase price was $5.6 billion comprised of cash consideration of $4.1 billion and 32.3 million shares of our common stock. The cash consideration is gross of $301 million of cash held by Interactive Data on the date of the acquisition. Of the cash consideration, $2.6 billion was paid to retire Interactive Data's outstanding debt (Note 9). The fair value of the shares issued was $1.6 billion based on the average share price of our common stock of $48.90 per share on December 14, 2015. The cash consideration was funded from $2.5 billion of net proceeds received on November 24, 2015 in connection with the offering of new senior notes and $1.6 billion of borrowing under our commercial paper program. We valued the shares issued for the acquisition using a volume-weighted average share price as the acquisition closed during the trading day on December 14, 2015. The acquisition has been accounted for as a purchase business combination.
Interactive Data, now part of ICE Data Services, is a leading provider of financial market data, analytics and related trading solutions, serving the mutual fund, bank, asset management, hedge fund, securities and financial instrument processing and administration sectors. The acquisition builds on our global market data growth strategy by expanding the markets served, adding technology platforms and increasing new data and valuation services. Our combined company will offer customers efficiencies in accessing data on an integrated platform while serving the growing demand for data, analysis, valuation and connectivity globally.
The total purchase price was allocated to Interactive Data’s tangible and identifiable intangible assets and liabilities based on the estimated fair values of those assets as of December 14, 2015, as set forth below. In performing the purchase price allocation, we considered, among other factors, the intended future use of acquired assets, analysis of historical financial performance and estimates of future performance of Interactive Data's business. The excess of the purchase price over the net tangible and identifiable intangible assets was recorded as goodwill and was assigned to the data and listings reporting unit. Goodwill represents potential revenue synergies related to new product development, expense synergies related to technology and opportunities to enter new markets. The purchase price allocation is as follows (in millions):

Cash and cash equivalents	$301
Goodwill	3,242
Identifiable intangible assets	2,883
Other assets and liabilities, net	259
Deferred tax liabilities on identifiable intangible assets	(1,057)
Total purchase price	$5,628

The following table sets forth the components of the intangible assets associated with the acquisition as of December 31, 2016 (in millions, except years):

Intangible Assets	Acquisition-Date Fair Value	Foreign Currency Translation	Accumulated Amortization	Net Book Value	Useful Life (Years)
Customer relationships	$2,452	$(67)	$(104)	$2,281	20 to 25
Developed technology	168	(4)	(26)	138	5 to 8
In-process research and development	129	(4)	—	125	N/A
Data/databases	109	(3)	(28)	78	4
Trade names and trademarks	12	—	(11)	1	2
Market data provider relationships	11	—	(1)	10	20
Non-compete agreements	2	—	(2)	—	1
Total	$2,883	$(78)	$(172)	$2,633

An average 25-year useful life for customer relationships has been estimated based on the projected economic benefits associated with these assets. The customer relationship intangible asset was valued using the multi period excess earnings method, the market data provider relationships and data/databases intangible assets were valued using the replacement cost approach, the trade names and trademarks and the developed technology (including in-process research and development) intangible assets were valued using the relief from royalty income approach, and the non-compete agreements were valued using the with and without method within the income approach. The intangible assets will be amortized using the straight-line method over their estimated useful lives.

Developed technology represents completed software related to internal and external software platforms. In-process research and development represents the value assigned to acquired research and development projects that, as of the acquisition date, had not established technological feasibility and had no alternative future use. The in-process research and development intangible assets are capitalized and accounted for as indefinite-lived intangible assets and are subject to impairment testing until completion or abandonment of the projects. Upon successful completion of each project and launch of the product, we will make a separate determination of useful life of the in-process research and development intangible assets and the related amortization will be recorded as an expense over the estimated useful life of the specific projects. For the year ended December 31, 2016, $17 million of the in-process research and development has been moved to developed technology with a useful life of seven years.

Data/databases represents the underlying current and historical market data relating to daily pricing, intraday pricing and the evaluations and reference data. Market data provider relationships represents the unique relationships that Interactive Data has with exchanges and brokers worldwide.
Trayport Acquisition
On December 11, 2015, we acquired 100% of Trayport in a stock transaction. The total purchase price was $620 million, comprised of 12.6 million shares of our common stock based on the average share price of our common stock of $49.05 per share on December 11, 2015. We valued the shares issued for the acquisition using a volume-weighted average share price as the acquisition closed during the trading day on December 11, 2015. The acquisition has been accounted for as a purchase business combination. Trayport is a software company that licenses its technology to serve exchanges, OTC brokers and traders to facilitate electronic and hybrid trade execution primarily in the energy markets. The transaction is expected to enable us to provide new technology and software-related services to our energy customers.
The U.K. Competition and Markets Authority, or the CMA, undertook a review of our acquisition of Trayport under the merger control laws of the U.K. During the pendency of the review, we did not integrate Trayport into our existing business operations. On October 17, 2016, the CMA issued its findings and ordered a divestment of Trayport to remedy what the CMA indicated it believed to be a substantial lessening of competition in the supply of trade execution services and trade clearing services to energy traders in the European Economic Area. In November 2016, we filed an appeal to challenge the CMA’s decision. The outcome of the appeal is expected to be determined in 2017. If our appeal is successful, the matter will be sent back to the CMA for additional review. If our appeal is not successful, we will be forced to sell Trayport and there is no certainty of the price we could receive if a sale were required. The timing of a final decision is uncertain at this time.
The functional currency of Trayport is the pound sterling, as this is the currency in which Trayport operates. The $620 million in Trayport net assets were recorded on our December 11, 2015 opening balance sheet at a pound sterling/U.S. dollar exchange rate of 1.5218 (£407 million). Because our consolidated financial statements are presented in U.S. dollars, we must translate the Trayport net assets into U.S. dollars at exchange rates in effect at the end of each reporting period. Therefore, increases or decreases in the value of the U.S. dollar against the pound sterling will affect the value of the Trayport balance sheet, with gains or losses included in the cumulative translation adjustment account, a component of equity. As of the result of the decrease in the pounds sterling/U.S. dollar exchange rate to 1.2336 as of December 31, 2016, the portion of our equity attributable to the Trayport net assets in accumulated other comprehensive loss from foreign currency translation was $117 million as of December 31, 2016. If we are required to sell Trayport, we would include the accumulated translation adjustment when computing the gain or loss from the sale.
The total purchase price was allocated to Trayport’s tangible and identifiable intangible assets and liabilities based on the estimated fair values of those assets as of December 11, 2015, as set forth below. In performing the purchase price allocation, we considered, among other factors, the intended future use of acquired assets, analysis of historical financial performance and estimates of future performance of Trayport’s business. The excess of the purchase price over the net tangible and identifiable intangible assets was recorded as goodwill and was assigned to the data and listings reporting unit. Goodwill represents potential revenue synergies related to new product development and opportunities to enter new markets. The purchase price allocation is as follows (in millions):

Goodwill	387
Identifiable intangible assets	274
Other assets and liabilities, net	9
Deferred tax liabilities on identifiable intangible assets	(50)
Total purchase price	$620

The following table sets forth the components of the intangible assets associated with the acquisition as of December 31, 2016 (in millions, except years):

Intangible Assets	Acquisition-Date Fair Value	Foreign Currency Translation	Accumulated Amortization	Net Book Value	Useful Life (Years)
Customer relationships	$242	$(45)	$(11)	$186	20
Developed technology	14	(2)	(3)	9	3 to 5
Trade names and trademarks	18	(4)	—	14	Indefinite
Total	$274	$(51)	$(14)	$209

The customer relationships intangible asset was valued using the multi period excess earnings method, and the developed technology and the trade names and trademarks intangible assets were valued using the relief from royalty income approach. The intangible assets will be amortized using the straight-line method over their estimated useful lives, except for the trade names and trademarks, which have indefinite lives. A 20-year useful life for customer relationships has been estimated based on the projected economic benefits associated with these assets. Developed technology represents completed software related to internal and external software platforms. Indefinite useful lives have been assigned for the Trayport trade names and trademarks based on their long history in the marketplace, their continued use following the acquisition, and their importance to the business and prominence in the industry.
Pro Forma Information
The financial information in the table below summarizes the combined results of operations of ICE, Interactive Data and Trayport, on a pro forma basis, as though the companies had been combined as of the beginning of the period presented. The pro forma financial information is presented for informational purposes only and is not indicative of the results of operations that would have been achieved if the acquisition had taken place at the beginning of the period presented. Such pro forma financial information is based on the historical financial statements of ICE, Interactive Data and Trayport. This pro forma financial information is based on estimates and assumptions that have been made solely for purposes of developing such pro forma information, including, without limitation, purchase accounting adjustments. The pro forma financial information does not reflect any synergies or operating cost reductions that have been and may be achieved from the combined operations. The pro forma financial information combines the historical results for us and Interactive Data and Trayport for the years ended December 31, 2015 and 2014 in the following table (in millions, except per share amounts).

	Year Ended December 31,
	2015	2014
Total revenues, less transaction-based expenses	$4,308	$4,097
Operating income	1,997	1,700
Income from continuing operations attributable to ICE	1,379	1,085
Income from discontinued operations, net of tax	—	11
Net income attributable to ICE	1,379	1,096
Basic earnings per common share:
Continuing operations	$2.30	$1.76
Discontinued operations	—	0.02
Basic earnings per share	$2.30	$1.78
Diluted earnings per share
Continuing operations	$2.29	$1.76
Discontinued operations	—	0.02
Diluted earnings per share	$2.29	$1.78
Other Acquisitions
On June 30, 2016, we acquired a majority equity position in MERS, owner of Mortgage Electronic Registrations Systems, Inc. MERS is a privately held, member-based organization that owns and manages the MERS® System and is made up of thousands of lenders, servicers, sub-servicers, investors and government institutions. In addition, we have entered into a software development agreement to rebuild the MERS® System to benefit the U.S. residential mortgage finance market. The MERS® System is a national electronic registry that tracks the changes in servicing rights and beneficial ownership interests in U.S.-based mortgage loans.
The terms of the MERS acquisition include a right for us to purchase all of the remaining equity interests of MERS after we satisfy our deliverables under the software development agreement. In addition, the MERS equity holders may exercise a put option to require us to purchase all of the remaining equity interests of MERS. Each of these terms is subject to certain price provisions. Because we do not have the ability to control MERS’ operations, we have recorded the purchase as an equity method investment and our ratable share of net income (loss) in MERS in future periods will be recorded in our consolidated statements of income as equity earnings of our unconsolidated subsidiaries, below operating income in other income (loss).
On October 7, 2014, we acquired 100% of the outstanding common stock of SuperDerivatives, a leading provider of risk management analytics, financial market data and valuation services for $358 million in cash. The acquisition is intended to accelerate our multi-asset class clearing, risk management and market data strategy.
On February 3, 2014, we acquired 100% of the outstanding common stock of Singapore Mercantile Exchange (which has been renamed ICE Futures Singapore). The acquisition included Singapore Mercantile Exchange Clearing Corporation (which has been renamed ICE Clear Singapore), a wholly-owned subsidiary of ICE Futures Singapore, which was the clearing house for all of its trades. ICE Futures Singapore operates commodity futures markets in Singapore. ICE Futures Singapore and ICE Clear Singapore retain licenses to operate as an approved exchange and an approved clearing house, regulated by the Monetary Authority of Singapore. These licenses provided us with exchange and clearing licenses in Asia.
On December 2, 2014, we acquired 75% of the outstanding common stock of Holland Clearing House (which has been renamed ICE Clear Netherlands) to support our clearing strategy for financial products. ABN AMRO Clearing Bank N.V., or ABN AMRO, retained the remaining 25% minority interest in ICE Clear Netherlands. ICE Clear Netherlands is a continental European derivatives clearing house based in Amsterdam and is the primary clearing house for The Order Machine, or TOM, a multi-lateral trading facility for equity options. ICE Clear Netherlands is regulated and supervised in the Netherlands by the Authority for the Financial Markets and the Dutch Central Bank and is also European Market Infrastructure Regulation, or EMIR, authorized. ABN AMRO's 25% ownership has been recorded as “redeemable non-controlling interest” in the accompanying consolidated balance sheets.